UNITED STATES
            SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C. 20549

                       FORM 8 - K

                      CURRENT REPORT



   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report May 21, 1999


                           COMMISSION FILE NO. 0-24812


         DIVOT GOLF CORPORATION  F/K/A BRASSIE GOLF CORPORATION
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  (Exact name of registrant as specified in its charter)


               DELAWARE                       56-1781650
--------------------------------   -----------------------------

  (State or other jurisdiction (I.R.S. Employer Identification No.) incorporation or organization)

                P.O. BOX 1677, SEFFNER, FL. 33583
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             (Address of principal executive offices)


                          (813) 963-7760
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       (Registrant's telephone number, including area code)


Check whether the registrant:  (1) has filed all reports required to be filed by
Section 13 or 15 (d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes |_| No |X|


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                   DIVOT GOLF CORPORATION

                         FORM 8 - K

                       TABLE OF CONTENTS




Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events - None

Item 6.  Resignations of Registrant's Directors...........................Page 3

Item 7.  Financial Statements and Exhibits - None


Signatures................................................................Page 3




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ITEM 6. Resignation of Registrant's Directors

On April 28, 1999, Jeremiah M. Daly resigned as President, Chief Executive Officer, and Director of the Company, citing personal reasons for the resignation. The Company appointed Mr. Kenneth W. Craig to replace Mr. Daly as President and Chief Executive Officer and on May 6, 1999 appointed Mr. Craig as Chairman of the Board of Directors. The remaining Directors on the Board include Clifford F. Bagnall and Gordon Ewart.

Mr. Craig was introduced to the Golf Business in the 70's as a club pro at the University of Mississippi Golf Course. He was member of the PGA, Gulf States Section and coached the Golf Team while attending Graduate and Law School. After completing Law School he went to Texas to practice Law always remembering the early lessons of personal communications, discipline and organizational skills learned.

Mr. Craig started his own firm in 1981 and it continued to grow as Craig, Sandifer and Associates, P.A. meeting both the legal and accounting needs of it's clients. During the 80's Mr. Craig became involved in several business ventures and opted to leave the firm in 1989, as he became heavily involved in the outside ventures.

First he and a partner founded Tie National Rental and Leasing Company, Inc. which was sold to Tie Communications after two years. Then he worked on the acquisition team for the purchase of Centel Communications by Williams Oil & Gas. Upon completion of the acquisition Mr. Craig was appointed President of the Finance and Marketing Divisions and asked to develop the outsourcing business of Wiltel with a plan of $5,000,000 in first year sales. With the selection of a good team, an well-organized plan of attack and the luck afforded to those who work diligently with focus, his division did $60,000,000 in contracts in the first year.

Having achieved success in both his legal and business careers Mr. Craig returned to his passion in 1996 as President and later CEO of Renaissance Golf Products, Inc. He took on the challenge of resurrecting the FILA line of golf equipment. During his tenure the Company solidified relations with FILA, increased sales by $4,500,000 in 1997 and most importantly increased shareholder value by eight times before leaving the Company in May of 1998.




                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.


                                   DIVOT GOLF CORPORATION


                                By: /s/ Clifford F. Bagnall
                                -------------------------
                                   Clifford F. Bagnall
                                   Chief Financial Officer

Date: May 21, 1999



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